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                                                                   EXHIBIT 10.29

SCHEDULE OF OMITTED AMENDMENTS TO MANAGEMENT SUBSCRIPTION AGREEMENTS

      The following documents have been omitted as Exhibits to this annual report because they are on substantially identical terms as Exhibit 10.28 in all material respects.

1. Amendment No. 1 to Management Equity Rollover Agreement between TravelCenters of America, Inc., a Delaware corporation, and Timothy L. Doane

2. Amendment No. 1 to Management Equity Rollover Agreement between TravelCenters of America, Inc., a Delaware corporation, and Michael H. Hinderliter

3. Amendment No. 1 to Management Equity Rollover Agreement between TravelCenters of America, Inc., a Delaware corporation, and Steven C. Lee